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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 29, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

                 PENNSYLVANIA                            25-1199382
        (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)             Identification No.)

        1 JLG DRIVE, MCCONNELLSBURG, PA                   17233-9533
    (Address of principal executive offices)              (Zip Code)

               Registrant's telephone number, ncluding area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.           Other Events

On April 29, 2003, the Company issued the press release attached hereto as
Exhibit 99.1.


Exhibit

99.1 Text of the Company's press release dated April 29, 2003 updating our fiscal 2003 outlook.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         JLG INDUSTRIES, INC.
                                         (Registrant)



Date: April 29, 2003                     /s/ James H. Woodward, Jr.
                                         --------------------------------
                                             James H. Woodward, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1 Text of the Company's press release dated April 29, 2003 updating our fiscal 2003 outlook.



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